The following information regarding Pacific Investment Management Company LLC (“PIMCO”), the subadviser for Harbor Real Return Fund, has changed:

Effective immediately, Jeremie Banet joined Mihir Worah as portfolio manager for Harbor Real Return Fund. Messrs. Worah and Banet jointly manage the Harbor Real Return Fund.

Mr. Banet is an Executive Vice President and Portfolio Manager of PIMCO and has been associated with PIMCO since 2011.

All references in the Summary Prospectus to Mr. Worah as the sole portfolio manager for Harbor Real Return Fund are hereby replaced with references to Messrs. Worah and Banet as joint portfolio managers for Harbor Real Return Fund.

January 15, 2015

Investors Should Retain This Supplement For Future Reference

S0115.SP.RR